Exhibit 99.1

Case 19-33694 Document 483 Filed in TXSB on 12/13/19 Page 1 of 3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

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In re:	:	Chapter 11
:
WEATHERFORD INTERNATIONAL PLC, et al.,	:	Case No. 19-33694 (DRJ)
Debtors.[1]	:
	:	(Jointly Administered)
:
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NOTICE OF: (A) EFFECTIVE DATE AND (B) DEADLINE

FOR PROFESSIONALS TO FILE FINAL FEE APPLICATIONS

TO CREDITORS, EQUITY INTEREST HOLDERS, AND OTHER PARTIES IN INTEREST:

PLEASE TAKE NOTICE that on September 11, 2019, the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) entered the Order (I) Approving Debtors’ Disclosure Statement and (II) Confirming Second Amended Joint Prepackaged Plan of Reorganization for Weatherford International plc and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code (the “Confirmation Order”) [Docket No. 343]. Among other things, the Confirmation Order confirmed the Second Amended Joint Prepackaged Plan of Reorganization for Weatherford International plc and Its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code dated September 9, 2019 (as amended, modified, or supplemented from time to time, the “Plan”)2 as satisfying the requirements of the Bankruptcy Code, thereby authorizing Weatherford International plc and its debtor affiliates (collectively, the “Debtors”) to implement the Plan on the Effective Date.

PLEASE TAKE FURTHER NOTICE that on December 13, 2019, the Effective Date under the Plan occurred.

 PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order may be examined by any party in interest during normal business hours at the Clerk of the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk Street, Houston, Texas 77002. You may also obtain copies of the Confirmation Order or of any pleadings filed in these Chapter 11 Cases for a fee via PACER at: http://www.ecf.txsb.uscourts.gov or free of charge on the case information website of the Debtors’ Voting and Claims Agent, Prime Clerk LLC, at https://cases.primeclerk.com/weatherford/.

1 The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Weatherford International plc (6750); Weatherford International Ltd. (1344); and Weatherford International, LLC (5019). The location of the Debtors’ U.S. corporate headquarters and the Debtors’ service address is: 2000 St. James Place, Houston, TX 77056.

2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan or the Confirmation Order, as applicable.

Case 19-33694 Document 483 Filed in TXSB on 12/13/19 Page 2 of 3

PLEASE TAKE FURTHER NOTICE that all final requests for payment of Professional Fee Claims must be filed with the Bankruptcy Court and served on the Reorganized Debtors no later than January 27, 2020, which is the date that is 45 days after the Effective Date.

PLEASE TAKE FURTHER NOTICE that the Plan and its provisions are binding on the Debtors, the Reorganized Debtors, any Holder of a Claim or Equity Interest, and such Holder’s respective successors and assigns, whether or not the Claim or Equity Interest of such Holder is Impaired under the Plan and whether or not such Holder voted to accept the Plan.

Case 19-33694 Document 483 Filed in TXSB on 12/13/19 Page 3 of 3

Dated:	December 13, 2019	BY ORDER OF THE COURT
Houston, Texas
Timothy A. (“Tad”) Davidson II (Texas Bar No. 24012503)
Ashley L. Harper (Texas Bar No. 24065272)
HUNTON ANDREWS KURTH LLP
600 Travis Street, Suite 4200
Houston, Texas 77002
		Tel:	713-220-4200
		Fax:	713-220-4285
		Email:	TadDavidson@HuntonAK.com
AshleyHarper@HuntonAK.com

-and-

George A. Davis (admitted pro hac vice)
Keith A. Simon (admitted pro hac vice)
David A. Hammerman (admitted pro hac vice)
Annemarie V. Reilly (admitted pro hac vice)
Lisa K. Lansio (admitted pro hac vice)
LATHAM & WATKINS LLP
885 Third Avenue
New York, New York 10022
		Tel:	212-906-1200
		Fax:	212-751-4864
		Email:	george.davis@lw.com
keith.simon@lw.com
david.hammerman@lw.com
annemarie.reilly@lw.com
lisa.lansio@lw.com

Counsel for the Debtors and Debtors in Possession

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